UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 22, 2026
Commission file number: 001-39898
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Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On April 22, 2026, Driven Brands, Inc. (the “U.S. Manager”) and Driven Brands Canada Shared Services, Inc. (the “Canadian Manager” and together with the U.S. Manager, the “Managers”), indirect wholly-owned subsidiaries of the Company, received a waiver (the “WBS Waiver”) under the Second Amended and Restated Base Indenture, dated as of October 20, 2025 (as amended, restated, supplemented, or otherwise modified), by and among Driven Brands Funding, LLC (the “Issuer”), Driven Brands Canada Funding Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers”), and Citibank, N.A., as trustee and securities intermediary (the “Trustee”), which (i) extends the deadline for the Managers to deliver the annual financial statements of the Company for the fiscal year ended December 27, 2025 (the “2025 Form 10-K”) to the Trustee, Midland Loan Services, a division of PNC Bank, National Association (the “Servicer”), FTI Consulting, Inc. (the “Back-Up Manager”), and the applicable ratings agencies (each a “Rating Agency”) to June 10, 2026, (ii) extends the deadline for the Managers to deliver the respective quarterly financial statements of the Company, the Issuer, the Canadian Co-Issuer, and the U.S. Manager for the fiscal quarter ending on March 28, 2026 to the Trustee, the Servicer, the Back-Up Manager, and each Rating Agency until the date that is 45 days after the applicable annual financial statements for the fiscal year ended December 27, 2025 are delivered to the Trustee, the Servicer, the Back-Up Manager, and each Rating Agency, and (iii) extends the deadline for the Co-Issuers to furnish, or cause the applicable Manager to furnish, to the Trustee, the Servicer, the Back-Up Manager (to the extent such report is not being provided by the Back-Up Manager), and each Rating Agency the reports of the independent auditors or the Back-Up Manager required to be delivered to such Co-Issuer by the applicable Manager until the date that is 30 days after the latest delivery date of the annual financial statements of the Company, the Co-Issuers, and the U.S. Manager for the fiscal year ended December 27, 2025 (the “Co-Issuer Reports”). A copy of the WBS Waiver is being furnished herewith as Exhibit 99.1.
The Company currently expects to deliver the 2025 Form 10-K on or before June 10, 2026.
The information provided pursuant to Item 7.01, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Forward Looking Statements
The disclosure set forth in this Item 7.01 contains a number of forward-looking statements. Words such as “intends,” “expects,” or “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to the timing of the filing of the 2025 Form 10-K and first quarter 2026 Form 10-Q and the furnishing of the Co-Issuer Reports. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s financial reporting. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	WBS Waiver dated April 22, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: April 23, 2026	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer, and Secretary